Exhibit 10.4
Private and Confidential
Date 28 January 2011
KOHYLIA SHIPMANAGEMENT S.A.
and
DUCALE MARINE INC.
as Borrowers
EMPORIKI BANK OF GREECE S.A.
as Bank

SUPPLEMENTAL AGREEMENT

in relation to a Facility Agreement dated 28 August 2009 (as amended)
for a term loan facility of up to US$75,000,000
PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	2

2	AGREEMENT OF THE BANK	2

3	CONDITIONS PRECEDENT	2

4	REPRESENTATIONS AND WARRANTIES	3

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS	4

6	FURTHER ASSURANCES	4

7	FEES AND EXPENSES	5

8	NOTICES AND OTHER MATTERS	5

9	SUPPLEMENTAL	5

10	LAW AND JURISDICTION	5

SCHEDULE — Indenture Excerpt		8

THIS AGREEMENT is made on 28 January 2011
BETWEEN
(1)	KOHYLIA SHIPMANAGEMENT S.A. and DUCALE MARINE INC. as Borrowers; and

(2)	EMPORIKI BANK OF GREECE S.A. as Bank.
BACKGROUND
(A)	By a Facility Agreement dated 28 August 2009 as amended by a supplemental agreement dated 16 November 2010 and made between the parties hereto, the Bank made available to the Borrowers a term loan of (originally) up to US$75,000,000.

(B)	The Borrowers have made a request to the Bank that it agrees to the Borrowers issuing guarantees of the notes pursuant to that certain indenture dated 28 January 2011 issued by the Corporate Guarantor, Navios Maritime Finance II (US) Inc. and the guarantors party thereto, including the Borrowers, for US$350,000,000 of 8 1/8% Senior Notes due on 15 February 2019 (with the proceeds thereof being used to repurchase and/or redeem the Corporate Guarantor’s 9.5% Senior Notes due 2014 and to pay related fees and expenses and for general corporate purposes).

(C)	This Agreement sets out the terms and conditions on which the Bank agrees, with effect on and from the Effective Date, to the Borrowers issuing the guarantees referred to above and the consequential amendments to the Facility Agreement.
IT IS AGREED as follows:
1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Effective Date” means the Banking Day on which all the conditions precedent referred to in Clause 3.1 have been fulfilled by the Borrower; and

“Facility Agreement” means the Facility Agreement referred to in Recital (A); and

1.3	Application of construction and Interpretation provisions of Facility Agreement. Clauses 1.3, 1.4 and 1.5 of the Facility Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE BANK

2.1	Bank’s consent. The Bank hereby agrees to the amendments to the Facility Agreement set out in Clause 5 and to the Borrowers issuing guarantees under the indenture referred to in Recital (B) on condition that:

2.1.1	the Agent, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Agent; and

2.1.2	the representations and warranties contained in clause 4 are then true and correct as if each was made with respect to the facts and circumstances existing at such time; and

3	CONDITIONS PRECEDENT

3.1	Conditions precedent to the new indenture. The conditions referred to in Clause 2.1 are that the Agent shall have received the following documents:

(a)	Corporate documents

Certified Copies of all documents which evidence or relate to the constitution of each Borrower and its current corporate existence;

(b)	Corporate authorities
(i)	Certified Copies of resolutions of the directors of each of the Borrowers approving this Supplemental Agreement and authorising the execution and delivery thereof and performance of the Borrowers’ obligations thereunder, additionally certified by an officer of such Borrower as having been duly passed at a duly convened meeting of the directors of such Borrower and not having been amended, modified or revoked and being in full force and effect; and

(ii)	originals or Certified Copies of any powers of attorney issued by any Borrower pursuant to such resolutions
(c)	Certificate of incumbency

a list of directors and officers of each Borrower, specifying the names and positions of such persons, certified by an officer of such Borrower to be true, complete and up to date;

(d)	Laws of the Marshall Islands: opinion

an opinion of Messrs Cozen O’Connor, special legal advisers in New York to the Bank;

(e)	London agent

documentary evidence that the agent for service of process named in clause 19 of the Facility Agreement has accepted its appointment in respect of this Agreement;

(f)	Acknowledgment

an acknowledgement (in a letter or otherwise) signed by each Security Party (other than the Borrower) in such form as the Bank may require in its sole discretion acknowledging the terms of this Agreement; and

(g)	Further opinions, etc

any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may request by notice to the Borrowers prior to the Effective Date.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Facility Agreement representations and warranties. Each Borrower represents and warrants to the Bank that the representations and warranties in clause 7 of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Facility Agreement. With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)	by deleting in the definition of “Indenture” in Clause 1.1 the words “18 December 2006 issued by the Borrowers and the Corporate Guarantor for 9 1/2% Senior Notes due on 18 December 2014” and replacing them with the words “28 January 2011 issued by the Corporate Guarantor, Navios Maritime Finance II (US) Inc. and the guarantors party thereto (including the Borrowers) for 8 1/8% Senior Notes due on 15 February 2019”;

(b)	by deleting the Indenture Excerpt from Schedule 3 and replacing it with the Indenture Excerpt set out in the Schedule attached to this Agreement.

(c)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.
5.2	Amendments to Security Documents. With effect on and from the Effective Date each of the Security Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:
(a)	the definition of, and references throughout each of the Security Documents to, the Facility Agreement and any of the other Security Documents shall be construed as if the same referred to the Facility Agreement and those Security Documents as amended and supplemented by this Agreement;

(b)	by construing references throughout each of the Security Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement.
5.3	Security Documents to remain In full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:
(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
6	FURTHER ASSURANCES

6.1	Borrower’s obligation to execute further documents etc. The Borrowers shall, and shall procure that any other party to any Security Document shall:
(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify,

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrowers or other party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.
6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Bank intended should be created by or pursuant to the Facility Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.
6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrowers or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrowers shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrowers or any other party delivers to the Agent any document executed under Clause 6.1(a), the Borrowers or such other party shall also deliver to the Agent a certificate signed by 2 of the Borrower’s or that other party’s directors which shall:
(a)	set out the text of a resolution of the Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that other party’s articles of association or other constitutional documents.
7	FEES AND EXPENSES

7.1	Expenses. The provisions of clause 5 (Commitment commission, Fees and Expenses) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES AND OTHER MATTERS

8.1	General. The provisions of clause 16 (Notices) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Facility Agreement provisions. The provisions of clauses 18 and 19 (Governing Law and Jurisdiction) of the Facility Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed for and on behalf of	)
DUCALE MARINE INC.	)
by Alexandros Laios	)	/s/ Alexandros Laios
(as Borrower under and pursuant to
a power of attorney dated 28 January 2011))

SIGNED as a deed for and on behalf of	)
KOHYLIA SHIPMANAGEMENT S.A.	)
by Alexandros Laios	)	/s/ Alexandros Laios
(as Borrower under and pursuant to
a power of attorney dated 28 January 2011))

SIGNED by C. Margelou and E. Makri	)	/s/ C. Margelou
for and on behalf of	)	/s/ E. Makri
EMPORIKI BANK OF GREECE S.A.	)
(as Bank))

Witness to all the above	)
Signatures:	)
Name: Robin Parry	)	/s/ Robin Parry
Address: 47-49 Akti Miaouli	)
Piraeus 185 36
Greece

We on this 28 day of January 2011 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Facility Agreement (as amended by the Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Vasiliki Papaefthymiou	/s/ Vasiliki Papaefthymiou

VASILIKI PAPAEFTHYMIOU	VASILIKI PAPAEFTHYMIOU
For and on behalf of	For and on behalf of
NAVIOS MARITIME HOLDINGS INC	NAVIOS SHIPMANAGEMENT INC.

/s/ Vasiliki Papaefthymiou

VASILIKI PAPAEFTHYMIOU
For and on behalf of
RUMER HOLDING LTD.